Exhibit 10.4

                              EMPLOYMENT AGREEMENT
                                     between
                    TENFOLD CORPORATION and MICHELLE MORATTI

     This Employment Agreement (the "Agreement"), is entered into as of August 1, 2001 and effective as of August 7, 2001 (the "Effective Date"), by and between Michelle Moratti ("Employee") and TenFold Corporation, a Delaware corporation (the "Company").

     1.   TERM OF AGREEMENT. This Agreement shall commence as of the Effective
          -----------------
Date, and shall have a term of two (2) years and one day (the "Original Term"). Subject to each party's obligations set forth below, this Agreement may be terminated by either party, with or without cause, on thirty (30) days' written notice to the other party. After the end of the Original Term, this Agreement (and simultaneously Employee's employment) shall be automatically extended for additional successive one (1) year periods unless the parties hereto mutually agree in writing to terminate the Agreement in accordance with the terms hereof prior to the commencement of any such one (1) year period.

     2.   DUTIES.
          ------

          a.   POSITION. For the term of the Agreement, Employee shall be
               --------
employed as the Company's Senior Vice President, Operations and will report to the Company's Chief Executive Officer.

          b.   OBLIGATIONS TO THE COMPANY. Employee agrees that she will at all
               --------------------------
times, to the best of her ability and experience, loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the terms hereof or as directed by the Company's Chief Executive Officer. During the term of Employee's employment relationship with the Company, Employee further agrees that she will devote all of her business time, attention and effort to the business of the Company and will use her reasonable best efforts to promote the interests of the Company, and the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice; provided, however, that Employee may perform and accept compensation for personal services of an incidental nature rendered to a party other than the Company if the performance of such services is approved by the Company's Chief Executive Officer (such approval not to be unreasonably withheld) and does not impair Employee's ability to perform her duties hereunder.

          c.   MANNER AND LOCATION OF WORK. The Company acknowledges and agrees
               ---------------------------
that Employee's primary residence is located in New York City, New York and that Employee works primarily from the Company office in New York City, New York. Employee acknowledges that her duties and obligation under this Agreement will require a significant amount of travel.

     3.   AT-WILL EMPLOYMENT. The Company and Employee acknowledge that
          ------------------
Employee's employment is and shall continue to be at-will, as defined under applicable law. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement, or any enhanced compensation or benefit, except as may otherwise be available under the Company's established written plans and written policies at the time of termination under such plans' general terms; provided, however, that any severance benefit due Employee shall be only as set forth in this Agreement.

     4.   COMPENSATION. For the duties and services to be performed by Employee
          ------------
hereunder, the Company shall pay Employee, and Employee agrees to accept, the base salary, options, bonuses and other benefits described below in this Section 4.

          a.   SALARY. Employee shall receive a base monthly salary of $18,750,
               ------
which is equivalent to $225,000 on an annualized basis (the "Base Salary"). Employee's Base Salary will be payable in equal payments per month pursuant to the Company's normal payroll practices. The Base Salary shall be reviewed from time to time by the Company's Chief Executive Officer and the compensation committee of the Company's board of directors (hereinafter "Compensation Committee") and any change will be effective as of the date determined appropriate by the Company's Chief Executive Officer and the Compensation Committee. Effective as of the date of any such change, the Base Salary as changed shall be considered the new Base Salary for purposes of this Agreement.

          b.   STOCK OPTIONS AND OTHER INCENTIVE PROGRAMS. Employee shall be
               ------------------------------------------
eligible to participate in the Company's Stock Option Plan, Employee Stock Purchase Plan, and any other incentive programs available to officers or employees of the Company. The Company's Chief Executive Officer shall, within ten (10) business days of the execution of this Agreement, recommend to the Company's board of directors and the Compensation Committee that Employee be awarded an option to purchase three hundred thousand (300,000) shares (as adjusted for any stock split or similar event) of the Company's common stock on the date this Agreement is approved by the Company's board of directors and the Compensation Committee, which approval shall be sought by written consent as soon as practical. Such option shall provide for an exercise price equal to the stock's fair market value on the grant date, and shall first become exercisable to the extent of 25% of total shares on the first anniversary of the Effective Date, then another 6.25% of total shares after the end of each three-month period commencing on the first anniversary of the Effective Date, until the all of the shares under the option shall be fully exercisable; provided, however, that in the event of a Change of Control (i) all of the shares under such option shall become fully exercisable five (5) days before a Change in Control and (ii) the terms of Section 14 of the Company's 1999 Stock Plan shall apply; provided, however, that in the event of an conflict between clauses (i) and (ii), clause
(i) shall govern.

          c.   BONUSES. The Company will provide Employee with an opportunity to
               -------
earn an annual cash bonus (the "Annual Bonus") each year during the term of this Agreement of up to one hundred percent (100%) of the Base Salary in additional annual variable compensation, based upon the Company's performance and Employee's achievement of key objectives that contribute to the Company's success. Employee's entitlement to and the amount of the Annual Bonus shall be determined in the reasonable discretion of the Company's Chief Executive Officer. Employee acknowledges that given the Company's current financial condition, the Company is unlikely to pay Employee an Annual Bonus at the end of calendar year 2001. Notwithstanding the foregoing sentence, the Company agrees that it will pay any deemed annual Annual Bonus under Section 5 below. The Company's Chief Executive Officer and Employee shall mutually agree upon Employee's key objectives at the start of each calendar year that will be used to determine the actual amount of the Employee's Annual Bonus.

          d.   VACATION. Employee shall be entitled to three weeks vacation
               --------
during each year of employment. Employee shall accrue any unused vacation.

          e.   ADDITIONAL BENEFITS. Employee will be eligible to participate in
               -------------------
the Company's employee benefit plans of general application, including without limitation, those plans providing medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will be eligible for sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other senior executive employees.

          f.   REIMBURSEMENT OF EXPENSES. Employee shall be authorized to incur
               -------------------------
on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable business expenses, provided that such expenses are substantiated in accordance with Company policies. Company shall reimburse Employee promptly.

          g.   GOLDEN PARACHUTE PAYMENTS. If a payment pursuant to this
               -------------------------
Agreement would result in (or increase) an excise tax under Internal Revenue Code ss.4999(a), the excess parachute payment shall be reduced to that amount (if any) which maximizes the difference between the excess parachute payment and the excise tax.

          h.   CHANGE IN CONTROL. For purposes of this Agreement, "Change of
               -----------------
Control" means the occurrence of any of the following events:

                    i. Any "person," as such term is currently used in Section 13(d) of the Securities Exchange Act of 1934, other than Jeffrey L. Walker and/or his affiliates, becomes a "beneficial owner," as such term is currently used in Rule 13d-3 promulgated under that Act of forty percent (40%) or more of the Voting Stock of the Company. For purposes of this Agreement, Voting Stock means the issued and outstanding capital stock or other securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

                    ii. The first day on which a majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date hereof; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

                    iii. The Board adopts any plan of liquidation providing for the distribution of all or substantially all of the Company's assets.

                    iv. All or substantially all of the assets or business of the Company are disposed of in any one or more transactions pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company).

                    v. The Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, fifty percent (50%) or less of the Voting Stock of the combined company, (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for securities of such other company).

          i.   DEPOSITED FUNDS. The Company agrees to deposit into a separate
               ---------------
Company bank account one hundred thousand dollars ($100,000) (the "Deposited Funds"). In the event that prior to February 20, 2002, (a) a voluntary receiver, voluntary trustee, or other voluntary custodian is applied for, consented to, or appointed for the Company or its assets, (b) an involuntary application proceeding for a receiver, trustee or other custodian for the Company is initiated by a third party, and such involuntary application proceeding is not dismissed within 60 days after the initiation thereof, (c) the Company becomes insolvent or makes an assignment for the benefit of creditors, (d) the Company is liquidated or dissolved, (e) or any proceedings are commenced by or against the Company under any bankruptcy, insolvency or debtor's relief law, (f) or the Company begins to take action to effect any of the foregoing (collectively, a "Release Condition"), Employee shall be entitled to the Deposited Funds and such Deposited Funds shall be deemed a signing bonus under the terms of this Agreement. Employee's right to the Deposited Funds and the Company's obligation to maintain such a separate Company bank account expire if a Release Condition has not occurred by February 21, 2002.

     5.   TERMINATION OF EMPLOYMENT AND SEVERANCE BENEFITS.
          ------------------------------------------------

          a.   TERMINATION OF EMPLOYMENT. This Agreement may be terminated
               -------------------------
during its Original Term (or any extension thereof) upon the occurrence of any of the following events:

               i.   The Employee's Termination for Cause (as defined in Section
     6):

               ii. The Company's termination of Employee without Cause, which determination may be made by the Company at any time at the Company's sole discretion, for any or no reason ("Termination Without Cause");

               iii. The Employee's "Constructive Termination" (as defined in
     Section 7); or

               iv. The effective date of a written notice sent to the Company from Employee stating that Employee is electing to terminate her employment with the Company ("Voluntary Termination").

          b.   SEVERANCE BENEFITS. Employee shall be entitled to receive
               ------------------
severance benefits upon termination of employment only as set forth in this subsection.

               i.   VOLUNTARY TERMINATION. If Employee's employment terminates
                    ---------------------
     by Voluntary Termination, then all compensation under this Agreement shall cease to accrue as of the date of termination and Employee shall not be entitled to receive payment of any severance benefits. Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination, and any earned Base Salary shall be paid through normal payroll.

               ii.  INVOLUNTARY TERMINATION. If Employee's employment is
                    -----------------------
     terminated other than by reason of Employee's death, having become Totally Disabled under subsection (d), Voluntary Termination or Termination for Cause (an "Involuntary Termination"), Employee's regular compensation shall cease to accrue under this Agreement as of the date of termination. Employee shall then be entitled to payment of all regular compensation earned through the date of termination and a pro rata portion of any deemed target Annual Bonus for the year that includes the termination within thirty (30) days of the termination. Such deemed target Annual Bonus shall equal the full target Annual Bonus for the year multiplied by a fraction, the numerator of which is the number of days in the year through the date of the Employee's termination and the denominator of which is 365. In addition, Employee shall be entitled to receive a monthly severance benefit, payable through the Company's normal payroll, beginning on the first payroll date that follows Employee's termination date, and continuing for six (6) months. Such monthly severance benefit shall be equal to Employee's Base Salary. In addition, immediately upon an Involuntary Termination all vested options to purchase Company stock that are either held by Employee, shall become fully exercisable through the one year anniversary of the date of the Involuntary Termination. If Employee elects to continue to receive health insurance benefits following termination, the Company shall pay the full cost of such continuation of coverage for six (6) months after the date following the Involuntary Termination. A Constructive Termination (as defined below) will be treated as an Involuntary Termination.

               iii. TERMINATION FOR CAUSE. If Employee's employment is
                    ---------------------
     Terminated for Cause, then Employee shall be entitled to receive Employee's Base Salary through the date of termination. Employee's Base Salary shall cease to accrue after the date of such Termination for Cause. All of Employee's right to the Annual Bonus which accrue or become payable after the date of such Termination for Cause shall terminate and cease upon such Termination for Cause. In addition, all other compensation payable under this Agreement shall cease as of the date of termination and Employee shall not be entitled to receive payment of severance benefits. Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination.

          c.   DEATH. If Employee should die during the term of this Agreement
               -----
while she remains employed under this Agreement and not Totally Disabled (as defined in subsection (d)), the Company shall pay to Employee's estate a pro rata portion of any deemed target Annual Bonus for the year of Employee's death within thirty (30) days of Employee's death. Such deemed target Annual Bonus shall equal the full target Annual Bonus for the year multiplied by a fraction, the numerator of which is the number of days in the year through the date of the Employee's death and the denominator of which is 365. Base Salary and all other benefits are to be paid up to the date of the death of the Employee.

          d.   DISABILITY. This Agreement shall also terminate upon the date the
               ----------
Employee shall be deemed to be Totally Disabled. The Employee will be deemed "Totally Disabled" if the Employee is unable as a result of a physical injury or physical or mental illness to participate materially in the Company's business and to perform substantially all of the duties required of her under the terms of this Agreement for an aggregate total of ninety (90) days (whether consecutive or non-consecutive) during any three hundred sixty (360) day period during the term hereof. If Employee's employment with the Company is terminated because of Employee's Total Disability, the Company shall pay the Employee her Base Salary and other benefits through the effective Termination Date and a pro rata portion of any deemed target Annual Bonus for the year Employee became Totally Disabled within thirty (30) days of the date that it is determined that Employee is Totally Disabled. Such deemed target Annual Bonus shall equal the full target Annual Bonus for the year multiplied by a fraction, the numerator of which is the number of days in the year through the day before the first date the Employee is deemed to be Totally Disabled and the denominator of which is 365.

     6.   DEFINITION OF TERMINATION FOR CAUSE. For purposes of this Agreement, a
          -----------------------------------
"Termination for Cause" means the Employee's termination by the Company following the discovery of the occurrence of one or more of the following events:

          a. Employee's willful misconduct or gross negligence in the performance of her duties hereunder, including Employee's refusal to comply in any material respect with the legal directive of the Company's Chief Executive Officer, or any committee thereof, so long as such directives are not inconsistent with the Employee's position and duties, and such refusal to comply is not remedied within five (5) working days after receipt of written notice from the Company, which written notice shall state that failure to remedy such conduct may result in Termination for Cause;

          b. Dishonest or fraudulent conduct that materially discredits the Company or is materially detrimental to the Company's reputation, business, operations, or relations with its employees, suppliers or customers;


          c. Employee's incurable material breach of this Agreement or any element of the Company's Employee Proprietary Information and Invention Assignment Agreement, including without limitation, Employee's theft or other deliberate misappropriation of the Company's proprietary information;

          d. Employee's conviction of a felony or of a misdemeanor involving fraud, dishonesty or moral turpitude with respect to the Company or any of its customers or suppliers;

          e. Employee's habitual abuse of alcohol or prescription drugs, other than in doses prescribed by a licensed physician, or abuse of controlled substances that has a material adverse impact on her job performance; or

          f. Employee fails to meet minimum performance standards established by the Company's Chief Executive Officer and set forth in a mutually agreed written performance improvement plan, such agreement not to be unreasonably withheld, with a minimum ninety (90) day period to cure such performance deficiencies.

     7.   DEFINITION OF CONSTRUCTIVE TERMINATION. A "Constructive Termination"
          --------------------------------------
shall be deemed to occur if without Employee's express written consent (a) either (i) there is a material adverse change in Employee's position, title, stature, duties or responsibilities which remains uncorrected for thirty (30) days or more following Employee's written notice to the Company, or (ii) a reduction of Employee's Base Salary and (b) within 90 days of the occurrence of any event listed in clause (a), Employee provides the Company written notice that Employee is electing to terminate her employment with the Company.

     8.   CONFIDENTIALITY AND INDEMINIFICATION AGREEMENTS. Employee has signed
          -----------------------------------------------
an Employee Proprietary Information and Invention Agreement, dated as of the date hereof, attached hereto as Exhibit A, which agreement remains in full force and effect. Employee has signed an Indemnification Agreement, dated as of the date hereof, attached hereto as Exhibit B, which agreement remains in full force and effect.

     9.   NON-COMPETITION, ETC.
          --------------------

          a. Employee covenants and agrees that during the Original Term or any extension thereof plus for the period of time she receives Severance Benefits due to an Involuntary Termination,

Employee (i) shall not engage, anywhere within the geographical areas in which the Company is then conducting its business operations, directly or indirectly, alone, in association with or as a shareholder, principal, agent, partner, officer, director, employee or consultant of any other organization, in any business (a "Competitive Business") which directly competes with any business then being conducted by the Company and in which Employee was directly involved; provided, that the foregoing shall not prohibit the Employee from owning a maximum of two percent (2%) of the common stock of any publicly traded corporation; (ii) shall not solicit to leave the employ of the Company or hire any officer, employee or consultant of the Company; (iii) shall not solicit, divert or to take away, the business or patronage of any of the customers or accounts of the Company, which were contacted, solicited or served by the Employee at any time during the Employee's employment; and (iv) shall not acquire, or assist any other party in acquiring, any shares of the Company, or otherwise seek, or assist any other party in seeking to gain control of the Company.

          b. The Employee acknowledges and agrees that because of the nature of the business in which the Company is engaged and because of the nature of the confidential information to which the Employee has access during her employment as described in Exhibit A, it would be impractical and excessively difficult to determine the actual damages of the Company in the event the Employee breached any of the covenants of subsection (a) or Exhibit A, and remedies at law (such as monetary damages) for any breach of the Employee's obligations under subsection (a) or Exhibit A would be inadequate. The Employee therefore agrees and consents that if she commits any breach of a covenant under subsection (a) or Exhibit A or threatens to commit any such breach, the Company shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it) to seek temporary and permanent injunctive relief from a court of competent jurisdiction. Employee acknowledges and agrees that subsection (a) of this Section is reasonable and is necessary for the legitimate protection of the Company, and will not deprive Employee of a reasonable opportunity to practice her profession or trade. With respect to any provision of subsection
(a) or Exhibit A that is finally determined to be unenforceable, the Employee and the Company hereby agree that this Agreement or any provision hereof shall be reformed in a manner that retains as much of the original intent of the Agreement as is both practicable and consistent with applicable law.

     10.  CONFLICTS. Employee represents that her performance of all the terms
          ---------
of this Agreement will not breach any other agreement to which Employee is a party. Employee has not, and will not during the term of this Agreement, enter into any oral or written agreement in conflict with any of the provisions of this Agreement. Employee further represents that she is entering into or has entered into an employment relationship with the Company of her own free will.

     11.  SUCCESSORS. Any successor to the Company (whether direct or indirect
          ----------
and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Employee's rights hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     12.  NOTICE. Any notice required or permitted by this Agreement shall be in
          ------
writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with first class postage prepaid, and addressed to the party to be notified at such party's address as set forth below, or as subsequently modified by written notice. Employee's address is 21 Jean Court, Greenlawn, New York 11740 Facsimile: (631) 261-3973. Company's address is TenFold Corporation, Attn: General Counsel, 180 West Election Road, Suite 100, Draper, Utah 84020, Facsimile: (801) 619-8204.

     13.  MISCELLANEOUS PROVISIONS.
          ------------------------

          a.   NO DUTY TO MITIGATE. Employee shall not be required to mitigate
               -------------------
the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that Employee may receive from any other source.

          b.   WAIVERS, ETC. No amendment of this Agreement and no waiver of any
               ------------
one or more of the provisions hereof shall be effective unless set forth in writing by such person against whom enforcement is sought.

          c.   SOLE AGREEMENT. With the exception of the Employee Proprietary
               --------------
Information and Invention Agreement, dated as of the date hereof, and the Indemnification Agreement, dated as of the date hereof, this Agreement constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof. To the extent this Agreement affects any pre-existing award of equity-based compensation, such award shall be deemed amended consistent with this Agreement.

          d.   AMENDMENT. This agreement may be amended, modified, suppressed or
               ---------
canceled only by an agreement in writing executed by both parties hereto.

          e.   CHOICE OF LAW. The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          f.   VENUE. All disputes, claims or proceedings between the parties
               -----
related to the validity, construction or performance of this Agreement shall be subject to the choice of jurisdiction of the state and federal courts of the State of California. The parties irrevocably consent to jurisdiction in the courts of the State of California for resolution of any claim or dispute hereunder, and such shall be the exclusive forum for the resolution of such claim or dispute.

          g.   SEVERABILITY. If any term or provision of this Agreement or the
               ------------
application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable, and a suitable and equitable term or provision shall be substituted therefor to carry out, insofar as may be valid and enforceable, the intent and purpose of the invalid or unenforceable term or provision.

          h.   COUNTERPARTS. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          The  parties have executed this Agreement as of the Effective Date.

                                  TENFOLD CORPORATION


                                  ______________________________________________
                                  By: Nancy M. Harvey
                                  Title: President and Chief Executive Officer

                                  EMPLOYEE


                                  ______________________________________________
                                  Michelle Moratti

                                    EXHIBIT A
                        EMPLOYEE PROPRIETARY INFORMATION
                             AND INVENTION AGREEMENT

                               TENFOLD CORPORATION
                                       and

          i.   AFFILIATED COMPANIES

            EMPLOYEE PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

     In consideration of my continued employment by TenFold Corporation or an affiliate of TenFold Corporation, as the case may be (in each case the "Company" and collectively, the "Companies"), I hereby agree to certain restrictions placed by the Companies on my use and development of information and technology of the Companies, as more fully set out below.

     1.   Proprietary Information.

          (a) Confidential Restrictions. I understand that, in the course of my work as an employee of the Company, I have had and may have access to Proprietary Information (as defined below) concerning the Companies and their respective clients. I acknowledge that each of the Companies have developed, compiled, and otherwise obtained, often at great expense, this information, which has great value to the Companies' businesses. I agree to hold in strict confidence and in trust for the sole benefit of the relevant Company all Proprietary Information and will not disclose any Proprietary Information, directly or indirectly, to anyone outside of the relevant Company, or use, copy, publish, summarize, or remove from the premises of the Companies such information (or remove from the premises any other property of any Company) except during my employment to the extent necessary to carry out my responsibilities as an employee of the Company. I further understand that the publication of any Proprietary Information through literature or speeches must be approved in advance in writing by the Companies.

          (b) Proprietary Information Defined. I understand that the reference to "Proprietary Information" in this Agreement means all information and any idea in whatever form, tangible or intangible, whether disclosed to or learned or developed by me, pertaining in any manner to the business of any of the Companies (or any affiliate of any of them that might be formed) or to any of the Companies' clients, consultants, or business associates unless: (i) the information is or becomes publicly known through lawful means; (ii) the information was rightfully in my possession or part of my general knowledge prior to my employment by the Company; or (iii) the information is disclosed to me without confidential or proprietary restriction by a third party who rightfully possesses the information (without confidential or proprietary restriction) and did not learn of it, directly or indirectly, from any of the Companies. I further understand that the Companies consider the following information to be included, without limitation, in the definition of Proprietary
Information: (w) formulas, computer programs, teaching techniques, processes, trade secrets, electronic codes, proprietary techniques, inventions, improvements, and research projects; (x) information about costs, profits, markets, sales, and lists of customers; (y) plans for future development and new product concepts; and (z) all documents, books, papers, drawings, models, sketches, and other data of any kind and description, including electronic data recorded or retrieved by any means, that have been or will be given to me by any of the Companies (or any affiliate of any of them that might be formed), as well as written or verbal instructions or comments.

          (c) Third Party Information. I recognize that each of the Companies have received and in the future will receive from third parties their confidential or proprietary information subject to a duty on that Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe each of the Companies and such third parties, during the term of my employment and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm, or corporation (except as necessary in carrying out my work for the Companies consistent with the relevant Company's agreement with such third party) or to use it for the benefit of anyone other than for the relevant Company or such third party (consistent with the relevant Company's agreement with such third party) without the express written authorization of the relevant Company.

          (d) Interference with Business. During my employment with the Company, I will not, without the each relevant Company's express consent, engage in any employment in a competing business of any of the Companies. I agree that, for six months after termination of my employment with the Company, I will not recruit or hire any employee of any of the Companies without the relevant Company's written consent.

     2.   Inventions.

          (a) Defined; Statutory Notice. I understand that during the term of my employment, there are certain restrictions on my development of technology, ideas, and inventions, referred to in this Agreement as "Invention Ideas." The term Invention Ideas means any and all ideas, processes, trademarks, service marks, inventions, technology, computer programs, original works of authorship, designs, formulas, discoveries, patents, copyrights, and all improvements, rights, and claims related to the foregoing that are conceived, developed, or reduced to practice by me alone or with others except to the extent that California Labor Code Section 2870 lawfully prohibits the assignment of rights in such ideas, processes, inventions, etc. I understand that Section 2870(a) provides:

          Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

               (2) Result from any work performed by the employee for the employer.

          (b) Disclosure. I agree to maintain adequate and current written records on the development of all Invention Ideas and to disclose promptly to the Company or its designee all Invention Ideas and relevant records, which records will remain the sole property of the Company or its designee. I further agree that all information and records pertaining to any idea, process, trademark, service mark, invention, technology, computer program, original work of authorship, design, formula, discovery, patent, or copyright that I do not believe to be an Invention Idea, but is conceived, developed, or reduced to practice by me (alone or with others) during my period of employment, shall be promptly disclosed to the Company or its designee (such disclosure to be received in confidence). The Company or its designee shall examine such information to determine if in fact the idea, process, or invention, etc., is an Invention Idea subject to this Agreement.

          (c) Assignment. I hereby assign to the Company or its designee, without further consideration, my entire right, title, and interest (throughout the United States and in all foreign countries), free and clear of all liens and encumbrances, in and to each Invention Idea, which shall be the sole property of the Company or its designee, whether or not patentable. In the event any Invention Idea shall be deemed by the Company or its designee to be patentable or otherwise registrable, I will assist the Company or its designee (at its expense) in obtaining letters patent or other applicable registrations thereon and I will execute all documents and do all other things (including testifying at the Company's or its designee's expense) necessary or proper to obtain letters patent or other applicable registrations thereon and to vest the Company or its designee with full title thereto. Should the Company or its designee be unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention Idea, whether due to my mental or physical incapacity or any other cause, I hereby irrevocably designate and appoint the Company or its designee and each of its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead, to execute and file any such document, and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections with the same force and effect as if executed and delivered by me.

          (d) Exclusions. Except as disclosed in Exhibit A, there are no ideas, processes, trademarks, service marks, inventions, technology, computer programs, original works of authorship, designs, formulas, discoveries, patents, copyrights, or improvements to the foregoing that I wish to exclude from the operation of this Agreement. To the best of my knowledge, there is no existing contract in conflict with this Agreement or any other contract to assign ideas, processes, trademarks, service marks, inventions, technology, computer programs, original works of authorship, designs, formulas, discoveries, patents, or copyrights that is now in existence between me and any other person or entity.

          (e) Pre-existing Material. To the extent that any Invention Ideas incorporate pre-existing material or any materials disclosed on Exhibit A to which I possess copyright, trade secret, trademark or other proprietary rights, and such rights are not otherwise assigned to the Company or its designee herein, I hereby grant to the Company or its designee a royalty-free, irrevocable, worldwide, nonexclusive, perpetual license to make, have made, sell, use and disclose, reproduce, modify, prepare Derivative Works based on, distribute, and perform and display (publicly or otherwise), such material, with full right to authorize others to do so.

          With respect to pre-existing material that I provide to the Company or its designee for use in or with one of its products, and to which I retain copyright, trade secret, trademark or other proprietary rights not otherwise assigned to the Company or its designee herein, I hereby grant to the Company or its designee a royalty-free, irrevocable, worldwide, nonexclusive, perpetual license to make, have made, sell, use and disclose, reproduce, modify, prepare Derivative Works based on, distribute, and perform and display (publicly or otherwise), such material, with full right to authorize others to do so.

          "Derivative Work," with respect to material, means any translation, port, modification, correction, addition, extension, upgrade, improvement, compilation, abridgement or other form in which the material may be recast, transformed or adapted, including but not limited to all forms in which such Derivative Work would infringe any of the copyrights, including audiovisual copyrights, in the material.

     3. Nondispargement. I agree to not make any disparaging comments about the Companies or their employees to any person or entity, including, without limitation, any customer, potential customer, investor and potential investor of any of the Companies, and employees and any representatives of the press and other media.

     4. Former or Conflicting Agreements. During my employment with the Company, I will not disclose to any of the Companies, or use, or induce any of the Companies to use, any proprietary information or trade secrets of others. I represent and warrant that I have returned all property and confidential information belonging to all prior employers. I further represent and warrant that my performance of the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict herewith.

     5. Government Contracts. I understand that any of the Companies has or may enter into contracts with the government under which certain intellectual property rights will be required to be protected, assigned, licensed, or otherwise transferred and I hereby agree to execute such other documents and agreements as are necessary to enable such Company to meet its obligations under any such government contracts.

     6. Termination. I hereby acknowledge and agree that all personal property, including, without limitation, all books, manuals, records, models, drawings, reports, notes, contracts, lists, blueprints, and other documents or materials or copies thereof, Proprietary Information, and equipment furnished to or prepared by me in the course of or incident to my employment, belong to the Company which furnished or for which I prepared such personal property and will be promptly returned to that Company upon termination of my employment with the Company. Following my termination, I will not retain any written or other tangible material containing any Proprietary Information or information pertaining to any Invention Idea. I understand that my obligations contained herein will survive the termination of my employment and that I will continue to make all disclosures required of me by paragraph 2(b). In the event of the termination of my employment, I agree to sign and deliver the Termination Certificate attached as Exhibit B.

     7. Remedies. I recognize that nothing in this Agreement is intended to limit any remedy of any of the Companies under the California Uniform Trade Secrets Act and that I could face possible criminal and civil actions, resulting in imprisonment and substantial monetary liability if I misappropriate the trade secrets of any of the Companies'. In addition, I recognize that my violation of this Agreement could cause any of the Companies irreparable harm, the amount of which may be extremely difficult to estimate, thus, making any remedy at law or in damages inadequate. Therefore, I agree that any of the Companies shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Agreement and for any other relief any such Company deems appropriate. This right shall be in addition to any other remedy available to any of the Companies in law or equity.

     8.   Miscellaneous Provisions.

          (a) Assignment. I agree that any of the Companies may assign to another person or entity any of its rights under this Agreement.

          (b) Governing Law; Severability. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of California. If any provision of this Agreement, or application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

          (c) Entire Agreement. The terms of this Agreement are the final expression of my agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. This Agreement shall constitute the complete and exclusive statement of its terms and no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

          (d) Successors and Assigns. This Agreement shall be binding upon me and my heirs, executors, administrators, and successors, and shall inure to the benefit of any of the Companies' successors and assigns.

          (e) Application of this Agreement. I hereby agree that my obligations set forth in Sections 1 and 2 hereof and the definitions of Proprietary Information and Invention Ideas contained therein shall be equally applicable to Proprietary Information and Invention Ideas relating to any work performed by me for any of the Companies prior to the execution of this Agreement.

          I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY NOTED ON EXHIBIT A TO THIS AGREEMENT ANY PROPRIETARY INFORMATION, IDEAS, PROCESSES, TRADEMARKS, SERVICE MARKS, INVENTIONS, TECHNOLOGY, COMPUTER PROGRAMS, ORIGINAL WORKS OF AUTHORSHIP, DESIGNS, FORMULAS, DISCOVERIES, PATENTS,

COPYRIGHTS, OR IMPROVEMENTS, RIGHTS, OR CLAIMS RELATING TO THE FOREGOING THAT I DESIRE TO EXCLUDE FROM THIS AGREEMENT.

Date: ______________________
                                           Michelle Moratti

                                           _____________________________________

                                    EXHIBIT A

                              EMPLOYEE'S DISCLOSURE

     1. Proprietary Information. Except as set forth below, I acknowledge that at this time I know nothing about the business or Proprietary Information of any of the Companies, other than information I have learned from any of the Companies in the course of being hired or in the course of my employment by the
Company:

     2. Prior Inventions. Except as set forth below, there are no ideas, processes, trademarks, service marks, inventions, technology, computer programs, original works of authorship, designs, formulas, discoveries, patents, copyrights, or any claims, rights, or improvements to the foregoing that I wish to exclude from the operation of this Agreement:



Date:______________________

                                                Michelle Moratti


                                                ________________________________

                                                                     -----------
                                    EXHIBIT B                        This page
                                                                     is for your
                                                                     records
                       TERMINATION CERTIFICATE CONCERNING            only
                               TENFOLD CORPORATION                   -----------
                     PROPRIETARY INFORMATION AND INVENTIONS

     This is to certify that I have returned all personal property of the Companies, including, without limitation, all books, manuals, records, models, drawings, reports, notes, contracts, lists, blueprints, and other documents and materials, Proprietary Information, and equipment furnished to or prepared by me in the course of or incident to my employment with the Company, and that I did not make or distribute any copies of the foregoing.

     I further certify that I have reviewed the Employee Proprietary Information and Inventions Agreement signed by me and that I have complied with and will continue to comply with all of its terms, including, without limitation, (i) the reporting of any invention, process, or idea, etc. conceived or developed by me and covered by the Agreement and (ii) the preservation as confidential of all Proprietary Information pertaining to the Companies. This certificate in no way limits my responsibilities or the Companies' rights under the Agreement.

     On termination of my employment with the Company, I will be employed by [name of new employer] [in the ______________ division] and I will be working in
----------------------
connection with the following projects:

                        [generally describe the projects)



Dated:  ________________________

                                                Michelle Moratti


                                                ________________________________

                                    EXHIBIT B
                            INDEMNIFICATION AGREEMENT

                               TENFOLD CORPORATION
                               -------------------

                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This Indemnification Agreement (the "Agreement") is made as of August 7,
                                          ---------
2001 by and between TenFold Corporation, a Delaware corporation (the "Company"),
                                                                      -------
and Michelle Moratti (the "Indemnitee").
                           ----------

                                    RECITALS
                                    --------

     The Company and Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and key employees, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers and key employees to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and agents of the Company may not be willing to continue to serve as agents of the Company without additional protection. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, and to indemnify its directors, officers and key employees so as to provide them with the maximum protection permitted by law.

                                    AGREEMENT
                                    ---------

     In consideration of the mutual promises made in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:

     1.   Indemnification.
          ---------------

          (a)   Third Party Proceedings. The Company shall indemnify Indemnitee
                -----------------------
if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (b)   Proceedings By or in the Right of the Company. The Company shall
                ---------------------------------------------
indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudicated by court order or judgment to be liable to the Company in the performance of Indemnitee's duty to the Company and its stockholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

          (c)   Mandatory Payment of Expenses. To the extent that Indemnitee has
                -----------------------------
been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1(a) or Section 1(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

     2.   No Employment Rights. Nothing contained in this Agreement is intended
          --------------------
to create in Indemnitee any right to continued employment.

     3.   Expenses; Indemnification Procedure.
          -----------------------------------

          (a)   Advancement of Expenses. The Company shall advance all expenses
                -----------------------
incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referred to in Section l(a) or Section 1(b) hereof (including amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. Any advances to be made under this Agreement shall be paid by the

Company to Indemnitee within twenty (20) days following delivery of a written request thereof by Indemnitee to the Company

          (b)   Notice/Cooperation by Indemnitee. Indemnitee shall, as a
                --------------------------------
condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company and shall be given in accordance with the provisions of
Section 12(d) below. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c)   Procedure. Any indemnification and advances provided for in
                ---------
Section 1 and this Section 3 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 11 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

          (d)   Notice to Insurers. If, at the time of the receipt of a notice
                ------------------
of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (e)   Selection of Counsel. In the event the Company shall be
                --------------------
obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     4.   Additional Indemnification Rights; Nonexclusivity.
          -------------------------------------------------

          (a) Scope. Notwithstanding any other provision of this Agreement, the
              -----
Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be deemed to be within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          (b) Nonexclusivity. The indemnification provided by this Agreement
              --------------
shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested members of the Company's Board of Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in any such capacity at the time of any action, suit or other covered proceeding.

     5.   Partial Indemnification. If Indemnitee is entitled under any provision
          -----------------------
of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     6.   Mutual Acknowledgment. Both the Company and Indemnitee acknowledge
          ---------------------
that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that
                                         ---
indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7.   Officer and Director Liability Insurance. The Company shall, from time
          ----------------------------------------
to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company.

     8.   Severability. Nothing in this Agreement is intended to require or
          ------------
shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     9.   Exceptions. Any other provision herein to the contrary
          ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Claims Initiated by Indemnitee. To indemnify or advance expenses
              ------------------------------
to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

          (b) Lack of Good Faith. To indemnify Indemnitee for any expenses
              ------------------
incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (c) Insured Claims. To indemnify Indemnitee for expenses or
              --------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

          (d) Claims under Section 16(b). To indemnify Indemnitee for expenses
              --------------------------
or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     10.  Construction of Certain Phrases.
          -------------------------------

          (a) For purposes of this Agreement, references to the "Company" shall
                                                                 -------
include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises"
                                                             -----------------
shall include employee benefit plans; references to "fines" shall include any
                                                     -----
excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any
                   -------------------------------------
service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not
                                                                             ---
opposed to the best interests of the Company" as referred to in this Agreement.
--------------------------------------------

     11.  Attorneys' Fees. In the event that any action is instituted by
          ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this

Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     12.  Miscellaneous.
          -------------

          (a) Governing Law. This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of law.

          (b) Entire Agreement; Enforcement of Rights. This Agreement sets forth
              ---------------------------------------
the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Construction. This Agreement is the result of negotiations between
              ------------
and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (d) Notices. Any notice, demand or request required or permitted to be
              -------
given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (e) Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (f) Successors and Assigns. This Agreement shall be binding upon the
              ----------------------
Company and its successors and assigns, and inure to the benefit of Indemnitee and Indemnitee's heirs, legal representatives and assigns.

          (g) Subrogation. In the event of payment under this Agreement, the
              -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company to effectively bring suit to enforce such rights.

                            [Signature Page Follows]

     The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.

                                        TenFold Corporation

                                        By:    _________________________________
                                        Name:  Nancy M. Harvey
                                        Title: Chief Executive Officer

                                        Address:
                                        180 West Election Road
                                        Building 15, Suite 100
                                        Draper, Utah 84020


AGREED TO AND ACCEPTED:


MICHELLE MORATTI


________________________________________
(Signature)

Address: _______________________________
         _______________________________

                                       B-1